SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

                             AQUA CARE SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

                             AQUA CARE SYSTEMS, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                             AQUA CARE SYSTEMS, INC.
                             11820 N.W. 37th Street
                             Coral Springs, FL 33065

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 4, 2000

To the Stockholders of Aqua Care Systems, Inc.

         Notice is hereby given that the Annual Meeting of Stockholders of Aqua Care Systems, Inc., a Delaware Corporation, (the "Company"), will be held at the Company's corporate headquarters, 11820 N.W. 37th Street, Coral Springs, Florida 33065, on Friday, August 4, 2000, at 10:00 a.m., E.D.T., for the following purposes:

                  1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                  2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on June 9, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders at the offices of the Company for ten (10) days prior to the Annual Meeting.

         If you cannot attend the Annual Meeting in person, please date and execute the accompanying Proxy and return it promptly to the Company. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not of itself serve to revoke your Proxy.

                                        By Order of the Board of Directors



Coral Springs, Florida                  NORMAN J. HOSKIN
June 9, 2000                            Secretary

                             AQUA CARE SYSTEMS, INC.
                             11820 N.W. 37th Street
                             Coral Springs, FL 33065
                                 (954) 796-3338

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 4, 2000

         This Proxy Statement and the accompanying Proxy Card are furnished to the holders of Common Stock, par value $.001 per share, of Aqua Care Systems, Inc., (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders, (the "Annual Meeting"), to be held at 10:00 a.m. on Friday, August 4, 2000, at the Company's corporate headquarters, 11820 N.W. 37th Street, Coral Springs, Florida 33065, or any adjournment thereof. Any such Proxy may be revoked by a stockholder at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Annual Meeting. A stockholder attending the Annual Meeting may revoke his Proxy and vote in person if such stockholder desires to do so, but attendance at the Annual Meeting will not of itself revoke the Proxy.

         Proxy materials will be mailed on or about June 30, 2000 to all stockholders of record of the Company as of June 9, 2000, (the "Record Date"). Solicitation may be made by mail, telephone or telegram by the officers or regular employees of the Company, who will receive no additional compensation therefor. Arrangements will also be made with brokerage firms, custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The entire expense of solicitation, including the cost of preparing, assembling and mailing the proxy materials, will be borne by the Company.

         The purpose of the Annual Meeting of Stockholders is to elect a Board of Directors to serve until the next annual meeting of stockholders. The Company is not aware at this time of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with the recommendation of the Board of Directors on such matters. Shares represented by executed and unrevoked Proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors.

         As to all matters that may come before the Annual Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company held by such shareholder at the close of business on the Record Date. The holders of a majority of the shares of Common Stock of the Company present in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. On the Record Date, there were 2,911,529 shares of Common Stock issued and outstanding.

         The Board of Directors has designated Norman J. Hoskin as proxy to vote the shares of Common Stock solicited on its behalf.

                              ELECTION OF DIRECTORS

Nominees for Director

         The Board of Directors currently consists of four directors. Directors are elected to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified, until their earlier death, resignation or removal. Each of the nominees named below has served as a director since the last annual meeting. In the event any of the nominees shall be unable to serve as a director, it is the intention of the persons designated as proxies to vote for substitutes selected by the Board of Directors. The Board of Directors of the Company has no reason to believe that any of the nominees named below will be unable to serve if elected.

         Norman J. Hoskin, age 65, has been Chairman of the Board of Directors of Aqua Care Systems, Inc. since December 1999 and was elected by the Board of Directors to serve as President and Chief Executive Officer and Treasurer of the Company upon the resignation of William K. Mackey in February 2000. Additionally, Mr. Hoskin has served as the Company's Secretary since his initial election to the Board of Directors in June 1995. He is also the Vice Chairman of American Artist Film Corporation, the Chairman of the Board of Corinthian Health Services, Inc. and has been Chairman and President of Bermuda International Capital Holdings, Ltd., since its inception in 1998. Mr. Hoskin was also the founder and former Chairman of Atlantic International Capital Holdings, Ltd., since its inception in 1993. He has also served as Senior Vice President of Rentar Industries Group and as President of Rentar Driver Services, Inc., one of the largest transportation, warehousing and banking conglomerates in the United States prior to the Deregulation Action of 1982. Mr. Hoskin has also served as Treasurer and a director of Trinitech Systems and as Chairman of the Board of Tapistron International. He has also acted as a director of Spintek Gaming and Consolidated Industries, a holding company for eight publicly listed companies. Mr. Hoskin received a Bachelor of Science degree from Wharton School of Business, University of Pennsylvania.

         James P. Cefaratti, age 57, has been a director of the Company since January 1992. Since November 1998, Mr. Cefaratti has been a private investor. From November 1997 to November 1998, he served as President and Chief Operating Officer of Amedisys, Inc., a home health care provider. From June 1995 to December 1996, Mr. Cefaratti was President of Globalvision, Inc., a provider of laser radial keratotomy. From July 1993 until June 1995, he was a private investor. He served as President, CEO and a director of Home Intensive Care, Inc., a home infusion and dialysis company, from December 1989 to June 1993.

         David K. Lucas, age 60, has been a director of the Company since September 1997. He has been an independent consultant performing sales and marketing consulting for various entities within the fluid filtration and treatment industries since 1988. From 1982 to 1988, Mr. Lucas served as the Vice President of Sales and Marketing of JWI, Inc. a filter press equipment manufacturing company. He was employed in the capacity of Corporate Marketing Manager of Parkson Corporation, a manufacturer of water pollution control capital equipment products from 1973 to 1981.

         Peter C. Rossi, age 51, has been a director of the Company since July 1999. He has been employed by Bloomingdale Properties, Inc., an investing company, since 1983, having served as its Treasurer since 1985. From 1979 to 1983, Mr. Rossi was a Manager at the accounting firm of Deloitte and Touche. Rossi is a Certified Public Accountant and has been a member of the American Institute of Certified Public Accountants since 1981.

Director Compensation

         Each director of the Company is currently remunerated at the rate of $1,500 per month. In addition, each director is granted options under the terms of the 1994 Outside Directors' Stock Option Plan, (the "Outside Directors' Plan"), to purchase 2,500 shares of Common Stock on the last business day of the year, at the then current bid price, subsequent to serving one full calendar year as a director. Such options are exercisable over the subsequent ten years and fully vest over a one-year period from the date of grant. During 1999, options to purchase 17,500 shares of Common Stock were granted to outside directors at exercise prices ranging from $1.56 to $1.63 per share. As of December 31, 1999, options to purchase 157,500 shares at exercise prices ranging from $1.19 to $20.00 per share were outstanding. In February 2000, the Board of Directors adopted a severance plan wherein any director who is involuntarily displaced from the Board of Directors for any reason, other than for cause, shall receive twelve months of compensation at the displacement date.

Management Matters

         There are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officer of the Company and any other person pursuant to which any such person was elected as a director or an executive officer. There are no family relationships between any directors, nominees for director nor the executive officer of the Company. The Board of Directors of the Company held a total of five meetings during 1999. All directors attended such meetings. The Board of Directors of the Company has standing audit, nominating and compensation committees. The Audit Committee of the Board is responsible for reviewing all reports from the Company's auditors and monitoring internal controls. During 1999, the Audit Committee consisted of Messrs. Hoskin, Cefaratti and Lucas. The Audit Committee held one meeting during 1999. All members attended such meeting. The Nominating Committee, which nominates the persons the Board of Directors puts forward each year to be elected as directors of the Company, consisted of Messrs. Mackey and Hoskin during 1999. The Nominating Committee met once during 1999. Both members attended such meeting. The Nominating Committee has not established specific procedures for the consideration of nominees recommended by security holders, however, any such nominations made by a stockholder in accordance with the Certificate of Incorporation and Bylaws of the Company and applicable law, would be considered by the Company. The Compensation Committee, which consisted of Messrs. Hoskin, Cefaratti and Lucas during 1999, is responsible for reviewing and making recommendations with respect to the Company's compensation program. The Compensation Committee held two meetings during 1999. All members attended such meetings.

Compensation Committee Interlocks and Insider Participation

         Except Norman J. Hoskin, President and Chief Executive Officer, none of the members of the Board's Compensation Committee is, or has been, an officer or employee of the Company. Mr. Hoskin was not an employee of the Company during 1999 and is no longer a member of the Compensation Committee.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports on Form 5 were required, the Company believes that all of its officers, directors and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during 1999.

The Board of Directors recommends that the Company's stockholders vote "FOR" the election of all the nominees

         The four nominees receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as directors. Stockholders are not entitled to cumulate their votes for the election of directors. Proxies received by the Board of Directors will be so voted in favor of all nominees above, unless stockholders specify a contrary choice in their proxies.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

         The following table sets forth information for the years ended December 31, 1999, 1998 and 1997, representing compensation earned by the Chief Executive Officer of the Company as of the end of the fiscal year 1999 (the "Named Executive Officer"), in all capacities in which he served.

Annual Compensation

                                                                                          Long-Term
                                                                                         Compensation
                                                                                Other      Number of
                                                                                Annual      Options
Name and Principal Positions                Year      Salary       Bonus     Compensation   Granted
-----------------------------------------------------------------------------------------------------
William K. Mackey(3)                        1999     $155,000    $25,000(1)    $7,200(2)         --
  Chairman of the Board, President and      1998     $155,000    $86,800(1)    $7,200(2)    100,000(3)
  Chief Executive Officer and Treasurer     1997     $160,962         --       $7,200(2)    150,000(3)

Stock Option Grants in 1999

         The following table contains information concerning the grant of stock options to the Named Executive Officer in 1999:

                                              Individual Grants
--------------------------------------------------------------------------------------------------
                        Number of Securities   % of Total Options
                             Underlying       Granted to Employees   Exercise Price    Expiration
        Name              Options Granted        in Fiscal Year         Per Share         Date
--------------------------------------------------------------------------------------------------
William K. Mackey(3)           --                      --                   --             --

Stock Option Exercises in 1999 and Option Values at December 31, 1999

         The following table provides information with respect to options exercised by the Named Executive Officer during 1999 and the number and value of securities underlying unexercised options held by the Named Executive Officer at December 31, 1999:

                                                     Number of Securities         Value of Unexercised
                                                Underlying Unexercised Options    In-the-Money Options
                           Shares                   at December 31, 1999          at December 31, 1999
                          Acquired     Value     ---------------------------   ---------------------------
        Name            on Exercise   Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------
William K. Mackey(3)        --           --        344,167         8,333           --             --
----------------------------------------------------------------------------------------------------------

(1) Represents bonuses earned based upon parameters set forth in the Named Executive's Employment Agreement.
(2)      Represents a monthly auto expense allowance of $600.
(3) Mr. Mackey resigned from all positions held with the Company on February 28, 2000. In connection therewith, the Board of Directors extended the exercise period of Mackey's options to purchase the Company's Common Stock to December 31, 2000.

Employment Agreement

         On August 7, 1997, the Company entered into a five-year employment agreement with William K. Mackey, Chairman of the Board, President, Chief Executive Officer and Treasurer. The Agreement provided that Mr. Mackey would receive an annual base salary of $155,000, plus a bonus, if any, as determined by the Board of Directors. Mackey resigned from all positions held with the Company on February 28, 2000. In accordance with such resignation, the Board of Directors agreed to pay him $480,000 in equal installments of $40,000 per month beginning April 1, 2000, and extend all of his options to purchase the Company's Common Stock through December 31, 2000.

Outside Directors' Plan and Performance Equity Plan

         At December 31, 1999 the Company has two stock option plans, which are described below.

         Outside Directors' Plan. The Company's shareholders have adopted the 1994 Outside Directors' Stock Option Plan (the "Outside Directors' Plan") for the Company's directors who are not employees or officers of the Company or its subsidiaries ("Eligible Directors") rendering advisory service to the Board of Directors. The Outside Directors' Plan has reserved an aggregate of 400,000 shares of Common Stock and provides for the grant of non-qualified stock options ("NQSOs") which have an exercise period extending for ten years from the date of the grant. The purchase price of the shares of Common Stock covered by each option granted under the Outside Directors' Plan is the fair market value of the shares as of the date of grant. Each Eligible Director who is newly-elected is granted an option to purchase not less than 2,500 and not more than 12,500 shares of the Common Stock of the Company on the date such director is initially elected or otherwise selected to the Board of Directors. The exact amount is determined by the directors serving prior to the effective date of the Outside Directors' Plan. All Eligible Directors are granted options to purchase 2,500 shares of the Common Stock of the Company on each December 31, if such Eligible Director has completed a full year of service as a member of the Board of Directors of the Company.

         Performance Equity Plan. On May 13, 1991, the Company's stockholders adopted the 1991 Performance Equity Plan (the "Performance Equity Plan"). There are 2,000,000 shares of Common Stock reserved pursuant to the Performance Equity Plan. The Performance Equity Plan provides for the grant of a variety of incentive awards to officers, key employees, consultants and independent contractors of the Company.

         The Performance Equity Plan authorizes the grant of incentive awards which may consist of stock options, restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards. The Performance Equity Plan expires at the close of business on May 13, 2001, unless sooner terminated; provided however that all awards previously granted shall remain outstanding for the respective terms of such awards. Officers, directors, and other key employees and prospective employees and consultants and independent contractors who perform services for the Company or any of its subsidiaries, (but excluding members of the stock option committee and any person who serves as a director only), ("Eligible Persons"), are eligible to receive awards under the Plan. The Performance Equity Plan is administered by the Board of Directors or the Compensation and Stock Option Committee (the "Committee") appointed by the Board of Directors, which determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the Performance Equity Plan.

         Outstanding Awards. Options to purchase an aggregate of 758,100 shares of the Company's Common Stock have been granted and are outstanding as of June 9, 2000, under the Outside Directors' Plan and Performance Equity Plan. The expiration dates of such options range from October 2000 to January 2010. The exercise price of such options range from $1.00 to $20.00.

         At December 31, 1999 and 1998, 575,830 and 315,259 options with weighted average option prices of $3.50 and $4.86, respectively, were exercisable.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information as to the number of shares of Common Stock beneficially owned as of June 9, 2000, by (i) each person who is believed by the Company to be a beneficial owner of more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company;
(iii) the Named Executive Officer; and (iv) all directors and executive officers of the Company as a group.

                                               Number of          Percentage of
Name and Address of Beneficial Owner(1)      Shares Owned        Common Stock(3)
--------------------------------------------------------------------------------

Norman J. Hoskin(4)                             52,250               1.8%

James P. Cefaratti(5)                           33,750               1.1%

David K. Lucas(6)                               22,575                *

Peter C. Rossi(2)(7)                           572,500              19.7%

Aqua Care Systems, Inc.
  401(k) Savings Plan and Trust                249,170               8.6%

William K. Mackey(8)                           376,500              11.5%

Directors and executive officers,
   as a group, (four persons)                  681,075(9)           22.8%

         Except as set forth below, all shares of Common Stock are directly owned and the sole investment and voting power are held by the entities noted.

(1) Except as otherwise set forth, the address for all of these individuals and entities is 11820 N.W. 37th Street, Coral Springs, FL 33065.
(2) The address for this person is 641 Lexington Avenue, 29th Floor, New York, NY 10022.
(3) Based upon 2,911,529 shares of Common Stock issued and outstanding as of June 9, 2000, and such shares of Common Stock such individual has the right to acquire within 60 days.
(4)      Includes options to purchase 28,750 shares of Common Stock.
(5)      Includes options to purchase 33,750 shares of Common Stock.
(6)      Includes options to purchase 12,500 shares of Common Stock.
(7) Includes 572,500 shares of Common Stock of which the named person has shared dispositive power.
(8) Includes options to purchase 340,000 shares of Common Stock granted by the Company and additional options to purchase an aggregate of 12,500 shares of Common Stock granted by Kinder Investments, L.P. and Peter N. Christos.
(9)      Includes options to purchase 75,000 shares of Common Stock.
 *       Less than 1%.

                            PROPOSALS BY STOCKHOLDERS

         Any proposals by stockholders of the Company intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of Proxy by December 31, 2000.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of BDO Seidman, LLP was engaged by the Board of Directors of the Company as independent auditor for the Company and its subsidiaries for the fiscal year 1999 and it is expected that such firm will serve in that capacity for the 2000 fiscal year. Management expects that a representative of BDO Seidman, LLP will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by stockholders.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with the recommendation of the Board of Directors on such matters.

                                  ANNUAL REPORT

         A copy of the Company's 1999 Annual Report, including financial statements as of December 31, 1999 and 1998 and for each of the two years then ended is being mailed to all stockholders of record as of the Record Date.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THE FOREGOING PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO NORMAN J. HOSKIN, SECRETARY, AT THE COMPANY'S ADDRESS. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD-FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF JUNE 9, 2000, SUCH PERSON WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

PROXY

                             AQUA CARE SYSTEMS, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - August 4, 2000

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints NORMAN J. HOSKIN a proxy to vote the shares of common stock, par value $.001 per share, of Aqua Care Systems, Inc. which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Aqua Care Systems, Inc. to be held at the corporate headquarters, 11820 N.W. 37th Street, Coral Springs, Florida 33065, on Friday, August 4, 2000, at 10:00 a.m., E.D.T., and any adjournment thereof:

                   (Continued and to be signed on other side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                            AQUA CARE SYSTEMS, INC.

                                 August 4, 2000




               (Please Detach and Mail in the Envelope Provided)
--------------------------------------------------------------------------------
A [X] Please mark your
      votes as in this
      example.

                  FOR all nominees            WITHHOLD
                listed below (except          AUTHORITY
                  as marked to the     to vote for all nominees
                  contrary below)            listed below
1. Election of
   Directors           [ ]                       [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark a line through the nominee's name in the list below.

NOMINEES:
               Norman J. Hoskin
               James P. Cefaratti
               David K. Lucas
               Peter C. Rossi

2. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Item 1 noted on the other side. Any stockholder who wishes to withhold the discretionary authority referred to in Item 2 above should mark a line through the entire Item.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.




Signature(s) ____________________ ____________________ DATED _____________, 2000

NOTE: (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)